                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[X] Preliminary proxy statement             [ ] Confidential, for Use of the Commission
[ ] Definitive proxy statement              Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               LINDNER INVESTMENTS
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

         [X]    No fee required.
         [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                and 0-11.
                  (1) Title of each class of securities to which transaction applies: ________
                  (2) Aggregate number of securities to which transaction applies: ________
                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ________
                  (4)      Proposed maximum aggregate value of transaction:
                           _________
                  (5)      Total fee paid: _______
         [ ] Fee paid previously with preliminary materials.
         [ ] Check box if any part of the fee is offset as provided by
             Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
                  (1)      Amount previously paid: _____________
                  (2)      Form, schedule or registration statement no.:
                           ____________
                  (3)      Filing party: __________
                  (4)      Date filed: __________

                               LINDNER INVESTMENTS
                      Lindner Government Money Market Fund
                        c/o US Bancorp Fund Services LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                                December _, 2003

Dear Shareholder:

The Board of Trustees has unanimously decided to liquidate the Lindner Government Money Market Fund (the "Fund"). The fund has not performed as well as we had hoped, and its assets have never grown to the size that would permit efficient management. The cost of operating the fund continues to be a drain on its performance. Effective December 3, 2003, the fund stopped accepting new money from investors other than through dividend reinvestments.

We are now asking for your approval to liquidate the fund by selling its assets and distributing the cash proceeds to shareholders on a pro rata basis. The liquidation is explained in the attached Proxy Statement. Liquidation requires a 2/3 vote of approval by shareholders. On the record date, over 2/3 of the shares of the Fund were owned by five affiliated Lindner equity funds, and the subadvisors managing each of those funds have informed the Trust that they intend to vote in favor of liquidating the Fund. Because of this fact, liquidation of the Fund is assured.

Your vote is important. Please review the proxy statement then take a moment to complete, sign and mail your proxy card(s). A postage-paid envelope is enclosed for your convenience. If the date of the meeting approaches and we have not received your vote, you may receive a telephone call from a representative of Lindner Asset Management, our investment adviser, reminding you to vote your shares.

We appreciate your prompt attention to this important matter.

Sincerely,


Doug T. Valassis, Chairman

                               LINDNER INVESTMENTS
                      Lindner Government Money Market Fund
                        c/o US Bancorp Fund Services LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be Held on January _, 2004

A special meeting of shareholders will be held at 9:00 a.m., Central Time, on Monday, January _, 2004 at 520 Lake Cook Road, Suite 381, Deerfield, IL 60015 for the Lindner Government Money Market Fund (the "Fund"), which is a series of Lindner Investments. The meeting will be held for shareholders to approve the liquidation of the Fund and the distribution of the Fund's net assets to shareholders.

THE BOARD OF TRUSTEES OF LINDNER INVESTMENTS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THE LIQUIDATION OF THE FUND, AS IS MORE FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. Shareholders of record at the close of business on December 3, 2003, are the only persons entitled to notice of and to vote at the meeting.

Your attention is directed to the attached Proxy Statement. You may attend the meeting if you would like to, but you are not required to attend. Whether or not you expect to be present at the upcoming meeting, please fill in, sign, date and mail the enclosed proxy or proxies as promptly as possible in order to save further solicitation expense. We ask for your cooperation in returning your proxy promptly. A stamped return envelope is included for your convenience. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Proxy Statement in the section entitled "Special Meeting of Shareholders."

Robert L. Miller,
Secretary of Lindner Investments

Dated: December _, 2003

                               LINDNER INVESTMENTS
                      Lindner Government Money Market Fund
                        c/o US Bancorp Fund Services LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                         To be held on January __, 2004

The enclosed proxy is solicited by the Board of Trustees of Lindner Investments, a Massachusetts business trust, in connection with a special meeting of shareholders of Lindner Government Money Market Fund to be held at 9:00 a.m., Central Time, on Monday, January __, 2004, and any adjournments thereof (the "Meeting"). The costs of solicitation, including the cost of preparing and mailing the Notice of Meeting of Shareholders and this Proxy Statement, will be borne by the Fund, and this Proxy Statement has been first mailed to shareholders on December __, 2003. Representatives of Lindner Asset Management, Inc. (the "Adviser"), the current investment adviser of the Fund, may, without cost to the Fund, solicit proxies on behalf of management of the Fund by means of mail, telephone or personal calls. The address of the Adviser is listed above.

A proxy may be revoked before the Meeting by giving written notice of revocation to the Secretary of Lindner Investments, or at the Meeting prior to voting. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted "FOR" each item for which no choice is specified, in accordance with the recommendation of the Board of Trustees. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. Abstentions will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote "against" such item. Under the Rules of the New York Stock Exchange, the proposed liquidation of the Fund is considered "non-discretionary," and brokers who hold Fund shares in street name for customers are not authorized to vote on such proposal on behalf of their customers who have not furnished the broker specific voting instructions. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a proposal, then the shares covered by such non-vote shall be counted as present for purposes of calculating whether a quorum is present but shall be counted as a "no" vote with respect to the proposal to liquidate the Fund. So far as the Board of Trustees is aware, no matter other than those described in this Proxy Statement will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, it is the intention of the persons named as proxies in the enclosed proxy to act upon such matters according to their best judgment.

Only shareholders of record of the Fund at the close of business on December 3, 2003 (the "Record Date"), may vote at the Meeting or any adjournment thereof. As of that date, there were issued and outstanding _________________ shares of beneficial interest of the Fund. Each shareholder of the Fund is entitled to vote that number of shares (whole fractional shares) that the shareholder owns of record on the Record Date. None of the matters to be presented at the Meeting will entitle any shareholder to cumulative voting or to dissent from the proposal and seek appraisal rights. A list of those persons who, to the knowledge of Fund management, beneficially owned more than 5% of the voting shares of any class of the Fund as of the Record Date is set forth in Exhibit A to this Proxy Statement. The Adviser has been informed by holders of more than 2/3 of the outstanding shares entitled to vote that they intend to vote in favor of liquidating the Fund, thereby assuring approval of the proposal.

In the unlikely event that sufficient votes are not received for the adoption of the proposed liquidation by the Fund, an adjournment of the Meeting may be sought. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting for the Fund (or any adjournment thereof) in person or by proxy. In such circumstances, the persons named as proxies will vote in favor of any proposed adjournment.

COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE TO SHAREHOLDERS UPON REQUEST. IF YOU WOULD LIKE TO RECEIVE A COPY, PLEASE CONTACT THE FUND AT 520 LAKE COOK ROAD, SUITE 381, DEERFIELD, IL 60015 OR CALL (800) 995-7777 AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

                     PROPOSAL TO APPROVE THE LIQUIDATION OF
                      LINDNER GOVERNMENT MONEY MARKET FUND

REASONS FOR LIQUIDATING

The Lindner Government Money Market Fund commenced operations on July 2, 1996. The Fund is a separate series (or portfolio) of Lindner Investments, and is advised by U.S. Bancorp Asset Management, Inc., as subadviser. The Fund has been unable to attract enough assets to realize any meaningful economies of scale or to achieve competitive investment performance. For example, the percentages of total expenses to net assets for the Fund (prior to reimbursement of expenses or fee waivers by Lindner Asset Management, Inc., the Fund's adviser) for the fiscal years ended June 30, 2001, 2002 and 2003 were ___%, 0.66% and 0.90%, respectively, which were substantially higher than the average total expense ratio for other mutual funds with similar investment objectives and management styles. At December 3, 2003, the record date for determining shareholders entitled to vote at the special meeting, the Fund had net assets of only $_________.

The investment performance of the Fund has also been disappointing, and has been declining significantly with the general decline in short term interest rates. The Fund's total returns for fiscal years ended June 30, 2001, 2002 and 2003, were 5.49%, 2.15% and 1.15%, respectively. Effective at the close of business on December 3, 2003, the Fund was closed to new investors and no sales of shares have been accepted from investors since that date other than through the reinvestment of dividends.

On November 14, 2003, the Board of Trustees of Lindner Investments considered the recommendation of the Adviser that the Fund be liquidated and terminated. The Adviser informed the Trustees that it believes that the small size of the Fund would make it difficult to find an alternative investment adviser interested in managing the Fund. The Adviser reviewed the tax consequences of a liquidation with the Trustees and explained that the payment of liquidating distributions would be a taxable event to shareholders (see "Federal Income Tax Consequences" below). The Board of Trustees, including the independent Trustees present, unanimously approved a plan of liquidation for the Fund (the "Liquidation Plan"), subject to approval by the shareholders of the Fund, voting separately. Copies of the Liquidation Plan are set forth as Exhibit B to this Proxy Statement. The Board of Trustees also determined to recommend that shareholders of the Fund approve its Liquidation Plan. If the Liquidation Plan is approved by the Fund's shareholders, the portfolio securities and other assets of the Fund will be sold, creditors will be paid or reserves for payments to creditors established, and the net proceeds of such sales will be distributed to shareholders in cash, pro rata in accordance with their shareholdings.

If shareholders of the Fund do not approve liquidation, the Board of Directors will meet to determine an alternative course of action.

SUMMARY OF THE LIQUIDATION PLAN

For the Fund, the Plan of Liquidation will become effective on the day of its approval by shareholders (the "Effective Date"). From the Effective Date through the completion of liquidation, Lindner Asset Management will continue to act as the investment adviser for the liquidating Fund. As soon as practicable after the Effective Date of the Fund's Liquidation Plan, the Fund will complete the sale of its portfolio securities in order to convert its assets to cash. After the Effective Date, the Fund will not engage in any business activity except for the purpose of winding up its business and affairs, preserving the value of the Fund's assets and distributing such assets to shareholders after the payment to (or reservation of assets for payment to) all creditors of the Fund. No further requests for redemptions of shares will be honored after the Effective Date of the Fund's Liquidation Plan. All contracts entered into by or on behalf of the Fund will terminate upon consummation of the transactions contemplated by the Fund's Liquidation Plan. After the Effective Date of the Fund's Liquidation Plan, and in any event within 60 days thereafter, the Fund will mail to each shareholder a liquidating distribution equal to the shareholder's proportionate interest in the remaining net assets of the Fund and any pertinent or necessary information concerning the sources of the liquidating distribution that a shareholder may need for his or her personal income tax returns.

After the distribution of assets to shareholders, the Fund will be terminated in accordance with its Liquidation Plan and applicable provisions under Massachusetts law. The Liquidation Plan provides that the Board of Trustees may authorize such variations from, or amendments to, the provisions of the Liquidation Plan as may be necessary or appropriate to effect the complete liquidation and termination of the Fund in accordance with the purposes to be accomplished by the Liquidation Plan.

FEDERAL INCOME TAX CONSEQUENCES

Payment by the Fund of liquidating distributions to shareholders will be a taxable event. Because the income tax consequences for a particular shareholder may vary depending on individual circumstances, each shareholder is urged to consult his or her own tax adviser concerning the federal, state and local tax consequences of receipt of a liquidating distribution.

The Fund currently qualifies, and intends to continue to qualify through the end of the liquidation period, for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss) from the sale of its assets. The payment of liquidation distributions will be a taxable event to shareholders. Each shareholder will be viewed as having sold his or her Fund shares for an amount equal to the liquidation distribution(s) he or she receives. Each shareholder will recognize gain or loss in an amount equal to the difference between (a) the shareholder's adjusted basis in the Fund shares, and (b) such liquidation distribution(s). The gain or loss will be capital gain or loss to the shareholder if the Fund shares were capital assets in the shareholder's hands and generally will be long-term if the Fund shares were held for more than one year before the liquidation distribution is received.

Immediately prior to declaring the liquidating distribution, the Fund will declare a final dividend of all current but undistributed income. This dividend will be paid at the same time as the liquidating distribution, and shareholders will be notified of the portion of the total distribution that constitutes the final dividend. The balance of the liquidating distribution will be treated as an amount realized from the sale of Fund shares, as discussed above.

The Fund generally will be required to withhold tax at the rate of 31% with respect to any liquidation distribution paid to individuals and certain other non-corporate shareholders who fail to certify to the Fund that their social security number or taxpayer identification number provided to the Fund is correct and that the shareholder is not subject to backup withholding.

The foregoing summary is generally limited to the material federal income tax consequences to shareholders who are individual United States citizens and who hold shares as capital assets. It does not address the federal income tax consequences to shareholders who are corporations, trusts, estates, tax-exempt organizations, pension plans, Individual Retirement Accounts or non-resident aliens. This summary does not address state or local tax consequences. Shareholders are urged to consult their own tax advisers to determine the extent of the federal income tax liability they would incur as a result of receiving a liquidation distribution, as well as any tax consequences under any applicable state, local or foreign laws.

VOTE REQUIRED

The Lindner Government Money Market Fund must have at least a majority of its total shares outstanding on the Record Date present in person or by proxy in order to have a quorum for purposes of conducting the proposed business for the Fund. The Fund's Board of Trustees has unanimously recommended that shareholders of the Fund vote in favor of approval of the Fund's Liquidation Plan. For the Fund, the affirmative vote of holders of two-thirds (2/3) of the shares of beneficial interest outstanding on the Record Date is required to approve the Fund's

Liquidation Plan. YOUR VOTE IS IMPORTANT. PLEASE VOTE, SIGN AND DATE YOUR PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

                              SHAREHOLDER PROPOSALS

The Trust is organized as a Massachusetts business trust. The Trust does not hold annual meetings. Since the Trust does not hold regular meetings of shareholders of the Fund, the anticipated date of the next shareholder meeting cannot be provided. The Trust's Declaration of Trust and Bylaws provide that special meetings of shareholders shall be called by the Trustees upon the written request of shareholders owning at least twenty percent of the outstanding Shares entitled to vote. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, c/o Lindner Asset Management, Inc., 520 Lake Cook Road, Suite 381, Suite 700, Deerfield, IL 60015, so that it is received at least 120 days before the date of the special meeting. Mere submission of a shareholder proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since such inclusion and presentation are subject to compliance with certain federal regulations.

The Board of Trustees does not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement.

Dated: December __, 2003

                                    EXHIBIT A

            SHAREHOLDERS OF THE FUND OWNING 5% OR MORE OF THE FUND'S OUTSTANDING SHARES AND SHARES OWNED BY ALL TRUSTEES AND
                         OFFICERS OF THE FUND AS A GROUP

                                                                       SHARES OWNED
NAME AND ADDRESS                                                  NUMBER               PERCENT
----------------                                                  ------               -------
Lindner Growth and Income Fund................................     _____                 __._%
c/o US Bancorp Fund Services LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Lindner Large-Cap Growth Fund
c/o US Bancorp Fund Services LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Lindner Small-Cap Growth Fund
c/o US Bancorp Fund Services LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Lindner Market Neutral Fund
c/o US Bancorp Fund Services LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Lindner Communications Fund
c/o US Bancorp Fund Services LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

[Shareholder Y]...............................................
[Shareholder Z]...............................................

All Trustees and officers of the Fund,
     as a group (__ in number)................................

                                    EXHIBIT B

        PLAN OF LIQUIDATION FOR THE LINDNER GOVERNMENT MONEY MARKET FUND

         The Plan of Liquidation for the Lindner Government Money Market Fund shall be as follows:

         1. Promptly following receipt of the requisite approval of the liquidation and termination of Lindner Government Money Market Fund by its shareholders, the Adviser shall proceed to liquidate all of the portfolio securities of such Fund and shall invest the proceeds from such liquidations in short-term money market instruments until all portfolio assets have been liquidated.

         2. At the close of business on the day of the special meeting of shareholders convened to approve the liquidation and termination of the Lindner Government Money Market Fund, and provided that the requisite approval of shareholders of such Fund is received, all further redemptions of shares of Lindner Government Money Market Fund shall cease, and the only further redemption shall occur at the time of final payout of cash to the shareholders of such Fund at the time of complete liquidation.

         3. After providing for the payment of all expenses and liabilities of the Lindner Government Money Market Fund, the remaining assets of such Fund shall be distributed to its shareholders on a pro rata basis in proportion to their relative ownership interests in that Fund, in complete liquidation of their share interests in such Fund, and all previously outstanding share interests in such Fund shall thereupon be deemed to be canceled and retired.

         4. The officers of the Trust are authorized and directed to file all certificates, notices and documents with federal and state authorities as shall be necessary to effectuate the complete liquidation and termination of Lindner Government Money Market Fund.

         5. The Board of Trustees may authorize such variations from, or amendments to, this Plan of Liquidation as may be necessary or appropriate to effect the complete liquidation and termination of the Lindner Government Money Market Fund in accordance with the purposes to be accomplished by this Plan.

                                  [PROXY CARD]

                           VOTE THIS PROXY CARD TODAY!

                      LINDNER GOVERNMENT MONEY MARKET FUND

This proxy is solicited by the Board of Trustees of Lindner Investments (the "Trust") for use at a Special Meeting of Shareholders of the Lindner Government Money Market Fund to be held on January ___, 2004, at 9:00 a.m., Central Time, at 520 Lake Cook Road, Suite 381, Deerfield, Illinois 60015.

The undersigned hereby appoints Doug T. Valassis and Robert L. Miller, and each of them, attorney and proxy for the undersigned, each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Lindner Government Money Market Fund, and at any adjournments thereof, casting votes of the Fund which the undersigned may be entitled to vote, with all the powers which the undersigned would possess if personally present, as follows:

                                                                        FOR      AGAINST     ABSTAIN
                                                                        ----------------------------
1.   To approve the liquidation of the Fund.                            [ ]        [ ]         [ ]

2.   To transact such other business as may properly come before
     the Special Meeting or any adjournment thereof                     [ ]        [ ]         [ ]

The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that such attorneys and proxies, or each of them, may lawfully do by virtue hereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated December __, 2003. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

----------------------------------

--------------------------------------

Signature(s), (Title(s), if applicable)

DATE:                 , 2003
      ----------------

Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such. Please return this proxy card promptly in the enclosed postage-paid envelope. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2.